Exhibit 99.1

Investor Presentation May 2004

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the context of the statement and generally arise when the Company is discussing its beliefs, estimates or expectations. These statements are not historical facts or guarantees of future performance but instead represent only the Company's beliefs at the time the statements were made regarding future events which are subject to significant risks, uncertainties and other factors many of which are outside the Company's control. Actual results and outcomes may differ materially from what is expressed or forecast in such forward-looking statements. The principal risks and uncertainties that may affect the company's actual performance include the following: the cyclical and seasonal nature of the Company's business; public infrastructure expenditures; adverse weather conditions; availability of raw materials; changes in energy costs; unexpected operational difficulties; governmental regulation and changes in governmental and public policy; changes in economic conditions specific to anyone or more of the Company's markets; competition; announced increases in capacity in the gypsum wallboard and cement industries; general economic conditions; and interest rates. For example, increases in interest rates, decreases in demand for construction materials or increases in the cost of energy could affect the revenues or operating earnings of our operations. In addition, changes in national and regional economic conditions and levels of infrastructure and construction spending could also adversely affect the Company's results of operations. These and other factors are described in the Annual Report on Form 10-K/A for the Company for the fiscal year ended March 31, 2003 and in its Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2003. These reports are filed with the Securities and Exchange Commission and may be obtained free of charge through the website maintained by the SEC at www.sec.gov. All forward-looking statements made in this presentation are made as of the date hereof, and the risk that actual results will differ materially from expectations expressed in this presentation will increase with the passage of time. The Company undertakes no duty to update any forward-looking statement to reflect future events or changes in the Company's expectations.

Low-cost producer of cement and wallboard Stable earnings and cash flow from cement business Strong earnings and cash flow upside from wallboard business Strong balance sheet and cash flow supports growth, dividends, and stock repurchases Investment Highlights The Nation's Highest Margin Construction Products Company* * Based on comparison of consolidated earnings before interest and taxes/revenues for most recent reported period for EXP comparable companies (CSAR, FRK, LAF, MLM, TXI, RMIX, USG, VMC).

Gypsum Wallboard Cement Paperboard Concrete & Aggregates Product Lines

Eagle Materials' Portfolio of Construction Products Businesses Wallboard Paperboard Cement Concrete & Aggregates Pie 2 51.2 28.7 55.4 9 Wallboard Paperboard Cement Concrete & Aggregates Pie 1 272.9 63.1 178.9 62.1 EXP FY 2004 Revenues $ 503 million EBITDA** $ 139 million Net Income $ 67 million Employees 1,530 FY 2004 Revenue by Segment* FY 2004 EBITDA** by Segment* Concrete & Aggregates 11% Wallboard 47% Cement 31% Cement 38% Paperboard 11% Paperboard 20% Wallboard 35% Concrete & Aggregates 6% * Segment revenue and EBITDA includes joint ventures on a consolidated basis. ** EBITDA is a non-GAAP measure. See slide number 31 entitled "Explanation of Non-GAAP Items".

Financial History Fiscal Years Ended March 31st ($ Millions) 94 95 96 97 98 99 00 01 02 03 04 Revenue 193 223 259 278 344 382 470 441 471 501 579 Free Cash Flow 22 35 42 57 81 60 93 84 102 109 101 Revenues* Free Cash Flow** EPS ($) 0.95 1.47 1.89 2.56 3.71 5.63 3.22 2.15 3.11 3.57 * Total of Segment Revenues ** "Net Cash Provided by Operating Activities" less "Net cash Used In Investing Activities" (excluding acquisitions). Free Cash Flow is a non-GAAP measure. See slide 32 entitled Explanation of Non-GAAP Items.

Value Creation at Eagle Materials Acquire assets at attractive prices Maintain assets in "better than new" condition Optimize the interaction between people, complex machinery, and raw materials Enhance assets through efficient investment in incremental capacity End Result - Highest Margins and Low Costs Maximize Production While Minimizing Capital Investment

Cement Demand Drivers Residential Bldgs Non-Residential Bldgs Public Construction Other 2003 28 17 49 6 2001 2002 2003 2004e 2005e Residential Buildings 389.9 421.5 465.6 481.7 483.7 Non-Residential Buildings 201.5 166.2 157.2 165.2 190.8 Public Construction 195.9 211.3 216.7 225.2 236.4 Other 65.2 62.1 58.8 61.8 65.1 Other 6% Residential Buildings 28% Non-Residential Buildings 17% Public Construction 49% Cement End Use (2003) Construction Put in Place ($ in billions) Flat housing, but growth from public and non-residential construction. Consumption is balanced between public and private construction. Source: PCA Data and Estimates.

Cement Industry Overview High Barriers to Entry Capital intensive with 3-5 year lead-time for new capacity Lengthy environmental permitting process Regional markets are severely impacted by size of new plants Increased U.S. capacity not justified at current price level Favorable Growth Prospects Broad-based demand directly linked to construction industry PCA projects consumption growth similar to the 2% historical rate High value and low cost product - difficult to replace Upward Pricing Pressure 20% imports needed to supplement domestic capacity Supportive regulatory backdrop Rapidly escalating import costs due to Asian economic strength and ocean freight shortage

Capacity Consumption 75 91 72 76 90 76 77 92.5 82 78 91.5 89 79 94 88 80 91 79 81 94 75 82 91 67 83 93 74 84 92 85 85 89.5 88 86 88.5 91 87 87.5 94 88 88 93 89 86 91 90 85 90 91 86 80 92 87 84 93 87 88 94 87.5 94 95 88.5 95 96 88 100 97 89 106 98 91 114 99 92.5 120 0 94 121 1 96 124 2 98 120 3 100.4 123.5 4 105 125.8 5 106.7 128.2 6 107.7 130.3 7 108.7 132.2 8 109.7 133.9 Cement Industry Overview Capacity vs. Consumption Imports Forecast Source: PCA Data and EXP Forecast. Millions of Short Tons

Cement Strong Regional Operations (31% of FY04 Revenue) 40-year history 2.3 million tons of capacity (net of joint ventures) - sold out each of last 18 years 2% of U.S. market share (11th) Cement Plants Cement Terminals Markets Served Cement Plants Cement Terminals Markets Served

Cement Production & Cost Fiscal Year Ended March 31st 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 Total Net Tons Produced 1474 1614 1660 1694 1752 1838 1952 1958 1924 2043 2085 2270 2390 Average Net Production Cost* 40.31 36.9 38.72 38.94 38.31 38.93 37.55 39.14 41.83 39.75 40.8 41.99 43.97 (000's Tons) ($ per Ton) EXP has Increased Same-Site Production Capacity by Approximately 60% While Maintaining Essentially Flat Costs * Excludes SG&A.

Cement Low-Cost Production ($/Ton) Industry Average* EXP** Gross Sales $78.5 $75.5 Regional price differences Freight 5.0 6.5 Market proximity Plant Costs 52.5 41.5 3 of 4 plants in top quartile Gross Margin 21.0 27.5 SG&A (Segment) 4.5 2.5 Lean, decentralized Operating Earnings $16.5 $25.0 Margin Analysis Gross Margin 27.0% 36.7% Superior Profitability Operating Margin 21.0% 33.0% Superior Profitability * Based on 75 plant PCA industry survey for calendar 2002. ** Calendar 2002 data.

Concrete & Aggregates Both Industries are Highly Fragmented Over 7,000 independent quarries with top two aggregates producers controlling 13% of the market 2,700 concrete companies owning approximately 6,000 plants Concrete and Aggregates Represent a Very Small Part of EXP Strong competitive positions in local markets Complementary to Eagle Materials' cement operations Meaningful organic growth opportunities

Wallboard Demand Drivers Manufacturing Housing & Export New Residential Residential Repair & Remodel New Non-Residential Non-Residential Repair & Remodel 2003 6 47 16 12 19 2001 2002 2003 2004e 2005e Residential Buildings 389.9 421.5 465.6 481.7 483.7 Non-Residential Buildings 201.5 166.2 157.2 165.2 190.8 Public Construction 195.9 211.3 216.7 225.2 236.4 Other 65.2 62.1 58.8 61.8 65.1 Non-Residential Repair & Remodel 19% New Residential 47% Residential Repair & Remodel 16% Construction Put in Place ($ in billions) Housing expectations are flat, however non-residential should pick-up. Approximately 1/2 of wallboard goes to new residential. Source: PCA Data and EXP Estimates. New Non-Residential 12% Manufacturing Housing & Export 6%

Wallboard - Industry Overview Consolidating Industry 8 U.S. producers - down from 13 ten years ago Top 5 producers represent approximately 87% of capacity Production Capacity Returning to Equilibrium Broad-based demand directly linked to construction industry Consumption has grown at a 3.2% CAGR historically Industry utilization is trending upward with increased demand FY 2002 - 83% FY 2003 - 81% FY 2004 - 87% FY 2005 est. - 94% Increasing supply of synthetic gypsum is creating eastern US opportunities EXP Prices Continue to Improve Rapidly Fourth quarter prices up 20% year-over-year 12% price increase implemented May 24

Consumption Capacity 74 12.91 16.22 75 10.74 15.96 76 13.12 15.22 77 15.37 16.5 78 16.41 17 79 16.74 17.5 80 14.13 18.25 81 13.76 18.67 82 13.09 19.14 83 16.82 18.5 84 18.32 20 85 19.43 20.87 86 20.42 21.63 87 20.63 23.37 88 20.61 25.11 89 20.87 24.08 90 20.45 24.04 91 18.32 24.35 92 20.18 24.11 93 21.38 24.19 94 23.21 24.64 95 23.07 25.18 96 24.72 25.9 97 25.48 26.13 98 27.01 26.93 99 29.09 28.84 00 28.16 31.63 01 29.34 35.2 02 29.87 36.8 03 31.72 37.26 04 35.1 37.3 Wallboard Supply / Demand Billions of Square Feet Calendar Years Gypsum Association Historical Data and EXP Projections.

Fiscal Years Capacity Utilization USG Net Price (2001 $/msf) AGC Net Sales 86 0.93 164 140.32 87 0.95 166 140.69 88 0.88 141 114.31 89 0.82 117 94.89 90 0.87 106 96.11 91 0.85 93 76.07 92 0.75 84 74.36 93 0.84 82 67.34 94 0.88 89 80 95 0.94 112 103.53 96 0.92 122 101.23 97 0.96 119 111.07 98 0.98 131 121.33 99 1 139 137.5 00 1.01 162 169.26 01 0.89 133 96.75 02 0.83 86 75.96 03 0.81 101 91.89 04 0.87 102 88.88 05 0.94 108 102 6 111 96 7 116 101 8 123 108 Average Utilization & Price Wallboard Utilization and Pricing* Industry Capacity Utilization EXP Net Price (2004 $/msf) Fiscal Years * Based on Gypsum Association historical data and EXP projections.

Wallboard Sales Price Trend 3/31/03 6/30/03 9/30/03 12/31/03 3/31/04 6/30/04 Price 79 82.72 83.67 86.41 94.67 105 (Quarter Ending) $/MSF $79.00 $82.72 $83.67 $86.41 $94.67 $105 Projection

Wallboard Strong Western U.S. Operations (47% of FY04 Revenue) 18-year history 2.7 billion sq. ft. of capacity 8% U.S. market share (5th) Vertically integrated with light-weight paper Wallboard Plants Reload/Distribution Yards Markets Served Wallboard Plants Reload/Distribution Yards Markets Served

Wallboard Production & Cost 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 Total BSF Produced 0.323 0.376 0.487 0.586 0.672 0.714 1.091 1.151 1.374 1.649 1.89 1.956 2.496 Production Cost / MSF 61.92 53.3 56.43 65 59.74 61.42 64.58 64.02 63.02 65.95 61.38 63.69 63.85 (BSF) ($/MSF) EXP's Current Production Capacity of 2.7 BSF Has Come Through Internal Expansions and Major Acquisitions

Wallboard Low-Cost Production (1/2" Basis) ($/msf) Industry Average* EXP** Gross Sales $116 $110 Regional / mix differences Freight 20 22 Market proximity Plant Costs 76 62 3 of 4 plants in top quartile Gross Margin 20 26 SG&A 9 5 Lean organization Operating Earnings $11 $21 Margin Analysis Gross Margin 17% 24% Superior Profitability Operating Margin 9% 19% Superior Profitability * Based on EXP estimates for calendar 2002. ** Calendar 2002 data.

Paperboard Lawton is a low-cost producer Capacity has increased from 180,000 tpy to 270,000 tpy in three years Product mix improvements are under way Low capital capacity improvements exist 7 out of 8 U.S. wallboard producers own integrated paper assets Market dynamics are improving Two competing mills recently closed Related paperboard markets are improving

EXP Estimates* EPS FY 2003 FY 2004 FY 2005E EBITDA 129 139 175 15 EBITDA** FY 2003 FY 2004 FY 2005E EPS 3.11 3.57 4.75 0.5 31% 40% $129 $139 $175-190 $3.11 $3.57 $4.75-5.25 FY 2003 FY 2004 FY 2005E Revenue $429 $503 $547-562 Net Income $58 $67 $90-100 ($ millions) ($ per share) ** EBITDA is a non-GAAP measure. See slide number 31 entitled "Explanation of Non-GAAP Items". * Median FY 05 price assumptions: Wallboard - $102, Cement - $69. Estimates do not assume impact of share repurchases.

Eagle Materials Inc. Debt vs. Capitalization 3/31/03 3/31/2004 Debt 81 83 Equity 480 439 ($ Millions) $81 $480 Ratio 14% 16% $83 $439 - Debt-free prior to $113 million special dividend paid January 29, 2004. - Purchased approximately 60,000 shares of Eagle Materials in the 4th quarter of Fiscal 2004 and 250,000 shares so far in current quarter.

Increasing Value Through Growth Focused on operational excellence to enhance existing operations and rapidly integrate new acquisitions Share Repurchases Return Through Dividends Shareholder Value Creation

Shareholder Return Through Dividends EXP Recently Increased its Annual Dividend from $0.20 Per Share to $1.20 Yield (1) Payout (2) (1) Based on $62 per share stock price (2) Based on TTM reported earnings EXP's Increased Dividend Industry Average* * Industry average includes Vulcan Materials, Rinker Group, Florida Rock, Martin Marietta, Lafarge NA, and Texas Industries. 1.6% 1.9% 34% 34%

Increased Shareholder Value Through Growth $750 Million Projected to be Available (Cash & Debt Capacity) Over the Next 5 Years with 40% Debt-to-Capital as the Upper Target Focused on cement and wallboard growth Project returns above cost-of-capital Projects consistent with strategic plan Growth Opportunities Include: Existing capacity optimization Planting seeds for future greenfield opportunities Opportunistic acquisitions (cement & wallboard)

Balanced Strategy Focused on Cement and Wallboard Disciplined Asset Management Strategic Expansion Strong Cash Flow from Low-Cost Operations Strong Pricing Upside in Wallboard Operations Attractive Annual Dividend The Nation's Highest Margin Construction Products Company* A Solid Foundation with a Bright Future * Based on comparison of consolidated earnings before interest and taxes/revenues for most recent reported period for EXP comparable companies (CSAR, FRK, LAF, MLM, TXI, RMIX, USG, VMC).

Contact Information Steve Rowley, President and CEO Telephone: 214-432-2020 Email: srowley@eaglematerials.com Arthur Zunker, Senior Vice President and CFO Telephone: 214-432-2010 Email: azunker@eaglematerials.com Bill Boor, Senior Vice President-Corporate Development / Investor Relations Telephone: 214-432-2024 Email: bboor@eaglematerials.com

Explanation of Non-GAAP Items EBITDA represents net income, plus interest expense (less interest income), provision for income taxes and depreciation and amortization expense. EBITDA is a non-GAAP measure that provides supplemental information regarding the operating performance of our business without regard to financing methods, capital structures or historical cost bases. EBITDA is widely used in the financial community as a benchmark for evaluating the creditworthiness of particular issuers. EBITDA should not, however, be considered as an alternative to net income, operating income, cash flow from operations or any other measure of financial performance in accordance with GAAP. Our EBITDA can be reconciled to our net income by adding to net income the following amounts in each of the applicable periods: (a) for fiscal year ending March 31, 2003: interest expense, $9.6 million; provision for income taxes, $29.0 million; depreciation and amortization expense, $33.2 million; (b) fiscal year ending March 31, 2004; interest expense, $3.8 million; provision for income taxes, $35.2 million; depreciation and amortization expense, $33.0 million; (c) fiscal year ending March 31, 2005; interest expense, $2.0 million; provision for income taxes, $47.5-$52.7 million; depreciation and amortization expense, $35.0.

Explanation of Non-GAAP Items "Free Cash Flow" as used on slide 6 represents "Net Cash Provided by Operating Activities" plus "New Cash Used in Investing Activities" (excluding acquisitions). Free Cash Flow is a non-GAAP measure that provides supplemental information regarding the operating performance and capital requirements of our business without regard to adjustments to capital structure. Free Cash Flow is widely used in the investment community to evaluate the cash flow capability of a set of assets. Free Cash Flow should not be considered as an alternative to any other measure of financial performance or liquidity in accordance with GAAP. Free Cash Flow can be reconciled to "Net Cash Provided by Operating Activities" by adding to "Net Cash Provided by Operating Activities" the following amounts from our audited consolidated statements of cash flows: (a) Property, Plant and Equipment Additions, net (b) Proceeds from Asset Dispositions ($ in millions) 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 Net Cash Provided by Operating Activities 41.2 51.8 62.9 88.1 92.7 118.6 97.4 117.0 117.9 112.7 Property Plant and Equipment-Additions, net (5.7) (15.3) (5.9) (13.1) (33.8) (28.0) (13.6) (16.3) (11.9) (12.5) Proceeds From Asset Dispositions - 5.3 - 5.5 1.0 1.9 - 0.9 3.4 0.7